EXHIBIT 99.3

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

IndustryBrains Acquisition

On July 27, 2005, Marchex, Inc. (“Company”) acquired IndustryBrains, Inc. (“IndustryBrains”), a company focused on monetizing vertical and brand name Web sites through contextual advertising solutions, for the following consideration:

•	$17.2 million in cash and estimated acquisition cost; plus

•	788,046 shares of Class B common stock; plus

•	176,909 shares of restricted Class B common stock which will vest over a two-and-one half year period in installments of 33.34% after each ten month period during that term.

The shares of Class B common stock, excluding the shares of restricted Class B common stock, were valued (for accounting purposes) at an aggregate amount of approximately $13.4 million.

The shares of restricted Class B common stock were valued at $17.00 per share (the last reported sales price on the closing date) for an aggregate amount of approximately $3.0 million. The shares of restricted Class B common stock were issued to employee stockholders of IndustryBrains who became employees of the Company.

The asset purchase agreement contained customary representations and warranties and required IndustryBrains’ stockholders to indemnify the Company for various liabilities arising under the agreement, subject to various limitations and conditions. At the closing, the Company deposited into escrow for the benefit of the stockholders for a period of twelve months from the closing an amount of cash equal to $2.5 million, 118,207 shares of the 788,046 shares of Class B common stock, and 26,536 shares of the 176,909 restricted Class B common stock to secure the stockholders’ indemnification and other obligations under the asset purchase agreement, which is included in the above total purchase price consideration

Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Statements of Operations

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 give effect to the Company’s acquisition of IndustryBrains and to previously reported acquisitions, which include goClick.com, Inc. (goClick), Name Development Ltd. (Name Development), and Pike Street Industries, Inc. (Pike Street) (collectively, the “previously reported acquisitions”) as if they had occurred on January 1, 2004.

The unaudited pro forma condensed consolidated statements of operations for the period ended December 31, 2004 combine: (1) the Company and its subsidiaries’ historical results of operations for the year ended December 31, 2004; (2) goClick’s historical results of operations for the pre-acquisition period from January 1, 2004 to July 26, 2004; (3) Name Development’s historical results of operations for the year ended December 31, 2004; (4) an offering of only that number of share of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition for the year ended December 31, 2004; (4) Pike Street’s historical results of operations for the year ended December 31, 2004; and (5) IndustryBrains’ historical results of operations for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 combine: (1) the Company and its subsidiaries’ historical results of operations for the six months ended June 30, 2005; (2) Name Development’s historical results of operations for the pre-acquisition period from January 1, 2005 to February 13, 2005; (3) an offering of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition for the period of January 1, 2005 through February 13, 2005; (4) Pike Street’s historical results of operations for the pre-acquisition period from January 1, 2005 to April 25, 2005 and (5) IndustryBrains’ historical results of operations for the six months ended June 30, 2005.

The components of revenues, operating expenses and net income reflected as historical operating results included in the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 of the previously reported acquisitions from January 1, 2004 through December 31, 2004 or their respective dates of acquisition are as follows:

	Date Acquired	Revenue	Operating Expense	Net Income
goClick	July 27, 2004	$3,769,347	$2,497,691	$1,277,152
Name Development	February 14, 2005	$20,667,254	$3,039,418	$17,386,150
Pike Street	April 26, 2005	$2,987,261	$912,396	$2,078,460

Total		$27,423,862	$6,449,505	$20,741,762

The components of revenues, operating expenses and net income reflected as historical operating results included in the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2005 of the previously reported acquisitions from January 1, 2005 through their respective dates of acquisition are as follows:

	Date Acquired	Revenue	Operating Expense	Net Income
Name Development	February 14, 2005	$2,544,459	$350,343	$2,019,785
Pike Street	April 26, 2005	$1,230,494	$448,922	$781,985

Total		$3,774,953	$799,265	$2,801,770

Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet combine the historical balance sheets of the Company and its subsidiaries and IndustryBrains as of June 30, 2005 and gives effect to the acquisition as if had occurred on June 30, 2005.

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial information is intended for illustrative purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisitions taken place on January 1, 2004, nor is it necessarily indicative of results that may occur in the future. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A and result in a preliminary allocation of the purchase price based on preliminary estimates of the fair value of the assets acquired and liabilities assumed, and may not be indicative of the final allocation of the purchase price consideration.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the historical financial statements and pro forma condensed financial statements of the Company, goClick, Name Development, Pike Street and IndustryBrains and related notes contained thereto and in the reports and information the Company has on file with the SEC.

MARCHEX, INC.

Unaudited Pro Forma Condensed Balance Sheet

As of June 30, 2005

	Marchex, Inc. (Historical)	IndustryBrains (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets

Current assets:
Cash and cash equivalents	$71,292,532	$782,984	$(16,500,096)	a	$55,575,420
Accounts receivable, net	7,771,592	1,057,127			8,828,719
Prepaid expenses and other current assets	1,176,603	17,165			1,193,768
Refundable income taxes	2,509,483				2,509,483
Deferred tax assets	401,087	5,041			406,128

Total current assets	83,151,297	1,862,317	(16,500,096)		68,513,518
Property and equipment, net	1,797,194	104,410	(19,271)	a	1,882,333
Deferred tax assets	1,351,690				1,351,690
Intangibles and other assets, net	15,159,314	11,173			15,170,487
Goodwill	154,250,051		25,138,587	a	179,388,638
Intangible assets from acquisitions, net	55,899,422		8,100,000	a	63,999,422

	228,457,671	115,583	33,219,316		261,792,570

Total assets	$311,608,968	$1,977,900	$16,719,220		$330,306,088

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$7,671,270	$666,218			$8,337,488
Accrued expenses and other current liabilities	1,723,923	586,819	733,422	a	3,044,164
Deferred revenue	2,015,469	343,749			2,359,218

Total current liabilities	11,410,662	1,596,786	733,422		13,740,870

Other non-current liabilities	50,942	7,879	2,962,251	c	3,021,072

Total liabilities	11,461,604	1,604,665	3,695,673		16,761,942

Stockholders’ equity:
Convertible preferred stock	55,205,369				55,205,369
Class A common stock	122,500				122,500
Class B common stock	237,291		9,650	a	246,941
Common stock		403,951	(403,951)	b	—
Additional paid-in capital	251,843,392		16,394,568	a	268,237,960
Deferred stock-based compensation	(3,457,120)		(3,007,436)	a	(6,464,556)
Accumulated deficit	(3,804,068)	(30,716)	30,716	b	(3,804,068)

Total stockholders’ equity	300,147,364	373,235	13,023,547		313,544,146

Total liabilities and stockholders’ equity	$311,608,968	$1,977,900	$16,719,220		$330,306,088

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For year ended December 31, 2004

	Marchex, Inc. (Historical)	Previously Reported Acquisitions (5)	Pro Forma Adjustments for Previously Reported Acquisitions and Offerings		Subtotal	IndustryBrains (Historical)	IndustryBrains Pro Forma Adjustments		Pro Forma Combined
Revenue	$43,804,272	$27,423,862	$(17,818)	h	$71,210,316	$6,692,836	$(259,132)	d	$77,644,020

Expenses:
Service costs (1)	27,449,938	4,172,894	(838,650)	h,i	30,784,182	3,182,339	(270,028)	d,e	33,696,493
Sales and marketing (1)	4,414,043	413,714	—		4,827,757	1,640,834			6,468,591
Product development (1)	2,291,430	262,682	—		2,554,112	265,689			2,819,801
General and administrative (1)	4,111,544	1,600,215	—		5,711,759	433,986			6,145,745
Acquisition-related retention consideration (2)	499,080	—	—		499,080	—			499,080
Facility relocation	199,960	—	—		199,960	—			199,960
Stock-based compensation (3)	890,520	—	2,326,355	j	3,216,875	6,305	2,005,069	f	5,228,249
Amortization of intangible assets from acquisitions (4)	4,965,503	—	16,392,878	i	21,358,381	—	2,983,333	e	24,341,714

Total operating expenses	44,822,018	6,449,505	17,880,583		69,152,106	5,529,153	4,718,374		79,399,633

Gain on sale of intangible assets, net	—	1,532,664	—		1,532,664	—			1,532,664

Income from operations	(1,017,746)	22,507,021	(17,898,401)		3,590,874	1,163,683	(4,977,506)		(222,949)

Other income (expense)
Interest income	265,354	28,652	—		294,006	—			294,006
Interest expense	(5,654)	—	—		(5,654)	—			(5,654)
Adjustment to fair value of redemption obligation	55,250	—	—		55,250	—			55,250
Other, net	3,644	182	—		3,826	—			3,826

Total other income	318,594	28,834	—		347,428	—	—		347,428

Income before provision for income taxes	(699,152)	22,535,855	(17,898,401)		3,938,302	1,163,683	(4,977,506)		124,479

Income tax expense (benefit)	33,941	1,794,093	(30,807)	k	1,797,227	80,021	(908,445)	g	968,803

Net income (loss)	(733,093)	20,741,762	(17,867,594)		2,141,075	1,083,662	(4,069,061)		(844,324)

Accrual of convertible preferred stock dividends	—	—	2,375,000	l	2,375,000	—			2,375,000
Accretion of redemption value of redeemable convertible preferred stock	420,430	—	—		420,430	—			420,430

Net income (loss) applicable to common stockholders	$(1,153,523)	$20,741,762	$(20,242,594)		$(654,355)	$1,083,662	$(4,069,061)		$(3,639,754)

Basic net income (loss) per share applicable to common stockholders	$(0.05)				$(0.02)				$(0.12)
Shares used to calculate basic net income (loss) per share	22,087,503		6,600,336	m	28,687,839		797,742	m	29,485,581
Diluted net income (loss) per share applicable to common stockholders	$(0.05)				$(0.02)				$(0.12)
Shares used to calculate diluted net income (loss) per share	22,087,503		6,600,336	m	28,687,839		797,742	m	29,485,581

(1) Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangibles.

(2) Components of acquisition-related consideration
Service costs	116,585	—	—		116,585	—	—		116,585
Sales and marketing	204,528	—	—		204,528	—	—		204,528
Product development	135,947	—	—		135,947	—	—		135,947
General and administrative	42,020	—	—		42,020	—	—		42,020

(3) Components of stock-based compensation
Service costs	10,800	—	383,849		394,649	—	—		394,649
Sales and marketing	155,734	—	581,589		737,323	6,305	296,931		1,040,559
Product development	59,883	—	779,328		839,211	—	—		839,211
General and administrative	664,103	—	581,589		1,245,692	—	1,708,138		2,953,830

(4) Components of amortization of intangible assets
Service costs	3,520,878	—	12,177,286		15,698,164	—	1,500,000		17,198,164
Sales and marketing	701,077	—	942,473		1,643,550	—	1,033,333		2,676,883
General and administrative	743,548	—	3,273,119		4,016,667	—	450,000		4,466,667

(5)   Represents the historical operating results of the previously reported acquisitions prior to their dates of acquisition by the Company and the pro forma effect of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition. See the unaudited pro forma condensed consolidated financial information for certain operating data by acquisition.

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the six months ended June 30, 2005

	Marchex, Inc. (Historical)	Previously Reported Acquisitions (4)	Pro Forma Adjustments for Previously Reported Acquisitions and Offerings		Subtotal	IndustryBrains (Historical)	IndustryBrains Pro Forma Adjustments		Pro Forma Combined
Revenue	$39,564,005	$3,774,953	$—		$43,338,958	$5,502,074	$(32,699)	d	$48,808,333

Expenses:
Service costs (1)	21,407,535	280,250	(131,093)	i	21,556,692	2,858,327	(43,782)	d,e	24,371,236
Sales and marketing (1)	2,868,881	170,584	—		3,039,465	1,115,163			4,154,628
Product development (1)	2,065,094	77,754	—		2,142,848	191,236			2,334,084
General and administrative (1)	2,925,595	270,677	—		3,196,272	225,605			3,421,877
Stock-based compensation (2)	643,707	—	38,939	j	682,646	60,890	501,192	f	1,244,728
Amortization of intangible assets from acquisitions (3)	8,032,808	—	1,493,753	i	9,526,561	—	1,491,666	e	11,018,228

Total operating expenses	37,943,620	799,265	1,401,599		40,144,484	4,451,221	1,949,076		46,544,781

Gain on sale of intangible assets, net	—	29,486	—		29,486	—			29,486

Income (loss) from operations	1,620,385	3,005,174	(1,401,599)		3,223,960	1,050,853	(1,981,775)		2,293,038

Other income (expense)
Interest income	856,356	222	—		856,578	5,467			862,045
Interest expense	(3,460)	—	—		(3,460)	—			(3,460)
Other, net	4,000	7,853	—		11,853	—			11,853

Total other income	856,896	8,075	—		864,971	5,467	—		870,438

Income (loss) before provision for income taxes	2,477,281	3,013,249	(1,401,599)		4,088,931	1,056,320	(1,981,775)		3,163,476

Income tax expense (benefit)	949,589	211,479	406,173	k	1,567,241	117,156	(311,472)	g	1,372,925

Net income (loss)	1,527,692	2,801,770	(1,807,772)		2,521,690	939,164	(1,670,303)		1,790,551

Convertible preferred stock dividends	1,031,806	—	296,875	l	1,328,681	—			1,328,681

Net Income (loss) applicable to common stockholders	$495,886	$2,801,770	$(2,104,647)		$1,193,009	$939,164	$(1,670,303)		$461,870

Basic net income per share applicable to common stockholders	$0.02				$0.03				$0.01
Shares used to calculate basic net income per share	32,790,977		1,741,166	m	34,532,143		847,027	m	35,379,170
Diluted net income per share applicable to common stockholders	$0.01				$0.03				$0.01
Shares used to calculate diluted net income per share	35,149,062		1,839,879	m	36,988,941		938,566	m	37,927,507

(1) Excludes stock-based compensation and amortization of intangibles.

(2) Components of stock-based compensation
Service costs	134,634	—	(21,039)		113,595	—	—		113,595
Sales and marketing	315,431	—	(91,427)		224,004	60,890	74,221		359,115
Product development	148,650	—	60,894		209,544	—	—		209,544
General and administrative	44,992	—	90,511		135,503	—	426,971		562,474

(3) Components of amortization of intangible assets
Service costs	6,283,724	—	834,504		7,118,228	—	750,000		7,868,228
Sales and marketing	325,555	—	257,778		583,333	—	516,667		1,100,000
General and administrative	1,423,529	—	401,471		1,825,000	—	225,000		2,050,000

(4)	Represents the historical operating results of the previously reported acquisitions prior to their dates of acquisition by the Company and the pro forma effect of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition. See the unaudited pro forma condensed consolidated financial information for certain operating data by acquisition.

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

Pro Forma Adjustments for IndustryBrains

(a) The purchase price adjustments reflect cash and estimated acquisition costs of approximately $17.3 million to acquire IndustryBrains. Additionally, the Company issued 788,046 shares of Class B common stock valued (for accounting purposes) at an aggregate amount of $13.4 million and 176,909 shares of restricted Class B common stock valued at $17.00 per share (the last reported sales price on the closing date) for an aggregate amount of $3.0 million. The $3.0 million of restricted Class B common stock was recorded as deferred stock compensation and the Company expects to recognize stock-based compensation expense over the associated two-and-one half year employment periods over which those shares vest, using the accelerated methodology described in FASB Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans.

For purposes of the pro forma financial information, a summary of the purchase price consideration for the acquisition is as follows:

Cash	$15,522,596
Stock issued	13,396,782
Estimated acquisition costs	1,710,922

Total	$30,630,300

The following represents the preliminary purchase price allocation for IndustryBrains based upon IndustryBrains’ assets and liabilities as of June 30, 2005.

Cash acquired	$782,984
Accounts receivable	1,057,127
Current and non-current assets	33,379
Property and equipment	85,139
Identifiable intangible assets	8,100,000
Goodwill	25,138,587
Liabilities assumed	(1,604,665)
Deferred non-current tax liabilities	(2,962,251)

Total	$30,630,300

Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets. The unaudited pro forma condensed consolidated statements of operations do not reflect the amortization of goodwill acquired which is consistent with the guidance in the Financial Accounting Standards Board (FASB), Statement No. 142, Goodwill and Other Intangible Assets. The estimated goodwill and intangible assets are not deductible for tax purposes. The fair value of assets acquired and liabilities assumed are based upon preliminary estimates and may vary from the final allocation of the purchase price allocation.

(b) Represents the elimination of the historical stockholders’ equity account of IndustryBrains.

(c) Represents the estimated deferred non-current tax liabilities arising from the purchase.

(d) Represents the elimination of intercompany revenues and service costs between IndustryBrains and the Company.

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(e) Represents the amortization of identifiable intangible assets associated with the acquisition of IndustryBrains, which are amortized over their useful lives ranging from 18 to 36 months. Amortization totals $3.0 million in the first twelve months and $4.5 million in the first eighteen months following the acquisition. IndustryBrains for the year ended December 31, 2004 and for the six months ended June 30, 2005, recorded approximately $11,000 of amortization for both periods in service costs related to the above-noted intangible assets.

(f) Represents stock-based compensation expense associated with shares of restricted Class B common stock issued to the employee stockholders of IndustryBrains who became employees of the Company. The shares of restricted Class B common stock were valued at approximately $3.0 million at the acquisition date. The Company is recognizing stock-based compensation expense for the value of these shares over the associated employment period in which these shares vest, which results in $2.0 million in the first twelve months and $2.5 million in the first eighteen months following the acquisition.

(g) Represents the pro forma income tax benefit as though IndustryBrains, a New York corporation, was taxed as a C corporation and the tax benefit associated with the amortization of intangible assets acquired in connection with the Company’s acquisition of IndustryBrains using a combined effective federal, state and city tax rate of 46% for the periods presented. The stock compensation expense related to the Company’s restricted Class B common shares issued in connection with the Company’s acquisition of IndustryBrains is not deductible for tax purposes. Prior to the Company’s acquisition, IndustryBrains was an S-Corporation, whereby for federal and state purposes, shareholders were taxed on their portion of IndustryBrain’s taxable income.

Pro Forma Adjustments for Previously Reported Acquisitions and Offerings

(h) Represents the elimination of intercompany revenues and service costs between the Company and previously reported acquisitions.

(i) Represents the amortization of identifiable intangible assets associated with the previously reported acquisitions arising from the purchase price allocations less amortization recorded under service costs by the previously reported acquisitions related to the above-noted intangible assets.

(j) Represents stock-based compensation expense associated with shares of restricted Class B common stock issued to the employee stockholders of previously reported acquisitions who became employees of the Company.

(k) Represents the tax effect of the pro forma adjustments using combined effective federal and state rates.

(l) Represents preferred stock dividends related to the preferred stock financing associated with the follow-on offering.

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Pro Forma Adjustments for Earnings per Share

(m) The following is a reconciliation of shares used to compute the historical basic and diluted net income (loss) per share to pro forma basic and diluted net income (loss) per share for the year ended December 31, 2004 and the six months ended June 30, 2005. Potentially dilutive securities were not included in the computations when their effects would be anti-dilutive.

	For the year ended December 31, 2004
	Pro Forma basic	Pro Forma diluted
Shares used to calculate Marchex Pro Forma net loss per share (as previously reported in Marchex’s Form 8-K/A filed on July 11, 2005)	28,687,839	28,687,839

IndustryBrains:
Pro forma effect of shares issued in IndustryBrains acquisition	788,046	788,046
Weighted average restricted shares issued in IndustryBrains acquisition for services expected to vest during the period	9,696	9,696

Shares used to calculated pro forma and adjusted pro forma basic and diluted net loss per share	29,485,581	29,485,581

	For the six months ended June 30, 2005
	Pro Forma basic	Pro Forma diluted
Shares used to calculate Marchex Pro Forma net income per share (as previously reported in Marchex’s Form 8-K filed on September 14, 2005)	34,532,143	36,988,941

Pike Street:
Pro forma effect of shares issued in IndustryBrains acquisition	788,046	788,046
Weighted average restricted shares issued in IndustryBrains acquisition for services expected to vest during the period	58,981	150,520

Shares used to calculated pro forma and adjusted pro forma basic and diluted net income per share	35,379,170	37,927,507

For purposes of calculating the shares used for pro forma basic and diluted net income (loss) per share for the year ended December 31, 2004 and the six months ended June 30, 2005, we have adjusted for the following:

•	included the pro forma effect of 788,046 shares of Class B common stock issued in the IndustryBrains acquisition.

•	included the weighted average impact of the 176,909 Class B restricted common shares issued in connection with the IndustryBrains acquisition. These shares are for future services that vest over two-and-one half years. Unvested shares were excluded from the computation of pro forma basic net income per share.

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Other information

The estimated amortization relating to estimated intangible assets recorded as of June 30, 2005 for the period of July to December 2005 and the next 3 years and thereafter is as follows:

	Period of July 1 to December 31, 2005	2006	2007	2008	2009 and thereafter	Total
Enhance Interactive	$504,000	$83,000	$—	$—	$—	$587,000
TrafficLeader	177,000	227,000	—	—	—	404,000
goClick	554,000	652,000	144,000	—	—	1,350,000
Name Development	6,801,000	13,410,000	10,909,000	9,701,000	7,987,000	48,808,000
Pike Street	775,000	1,549,000	1,549,000	646,000	231,000	4,750,000
IndustryBrains	1,492,000	2,917,000	2,558,000	1,133,000	—	8,100,000

	$10,303,000	$18,838,000	$15,160,000	$11,480,000	$8,218,000	$63,999,000